                                                                   EXHIBIT 10.18
                             STOCK OPTION AGREEMENT

This Stock Option Agreement (this "Agreement") is made as of the 1st day of May, 1992, by and between Transition Engineering, Inc., a Minnesota corporation (the "Company"), and Gary M. Doan ("Doan").

WITNESSETH;

     WHEREAS, contemporaneously with the execution of this Agreement, the Company and Doan have entered into an Employment Agreement of even date herewith;

     WHEREAS, as an additional incentive to Doan, the Company wishes to enter into this Agreement whereby Doan is awarded an option (the "Option") to purchase up to 4.5% of the Company's common stock, $.01 par value per share (the "Common Stock"); and

WHEREAS, as of the date hereof, the capitalization of the Company consists of 1,000 shares of Common Stock, all of which is issued to Americable, Inc., a Minnesota Corporation ("Americable"), a wholly owned subsidiary of North Star Universal, Inc., also a Minnesota corporation ("North Star").

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein set forth, the parties hereto agree as follows:

     1. Purpose. This Agreement is intended to advance the interests of the Company and its shareholder, Americable, by encouraging and enabling Doan, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its Common Stock. The Option granted under this Agreement is intended to be an option which does not meet the requirements of Section 422A of the Internal Revenue Code of 1986 (the "Code").

     2. Definitions: As used throughout this Agreement, the terms defined below shall have the following meanings, respectively (such definitions to be equally applicable to the singular and plural forms thereof):

           (a) "Book Value" shall mean the assets of the Company, less its liabilities (but excluding long term liabilities owed to Americable, North Star or other Affiliates of the Company), all as determined by generally accepted accounting principles.

           (b) "Book Value Per Share" shall mean the Book Value, divided by the then outstanding number of shares of Common Stock.

           (c)  "Corporate Transaction" shall mean:

                      (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction (i) the principal purpose of which is to change the State of the Company's incorporation or (ii) with or involving an Affiliate of the Company, Americable or North Star;

                      (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company except to an Affiliate of the Company, Americable or North Star; or

                      (iii) any other corporate reorganization or business combination in which more than fifty percent (50%) of the Company's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions (such a transfer of the voting stock of Americable or North Star shall not, however, constitute a Corporate Transaction for purposes of this Agreement), except (A) to an Affiliate of the Company, Americable or North Star or (B) as part of a public offering of the Company's Common Stock.

           (d) "Employment Agreement" shall mean the Employment Agreement between Doan and the Company of even date herewith.

           (e) "Initial Public Offering" shall mean the first public offering of the Company's Common Stock registered with the Securities and Exchange Commission or the securities division of any state, or an offering made to the public pursuant to an exemption from registration.

           (f)  "Shares" shall mean shares of Common Stock of the Company.

           (g) "Subsidiary" or "Subsidiaries" means a subsidiary corporation or corporations as defined in Section 425 of the Code.

           (h) "Successor" means the legal representative of the estate of Doan or the person or persons who acquire the right to exercise the Option by bequest or inheritance or by reason of the of death of Doan.

           (i) "Affiliate" shall include, with respect to any party, any Person which directly or indirectly controls, is controlled by, or is under common control with such party.

           (j) "Person" shall mean any natural person, corporation, firm, association, partnership, joint venture, government, governmental agency or any other entity, whether acting in an individual fiduciary or other capacity.

           (k) "Disability" or "Disabled" shall have the same meaning as defined in the "Employment Agreement".

     3. Grant of Option. The Company hereby grants to Doan an option (the "Option") to purchase up to Forty-seven (47) Shares of the Company's Common Stock, which the Board of Directors of the Company has reserved for issuance pursuant hereto (such Shares constituting, in the aggregate, approximately 4.5% of the then outstanding Shares of the Company).

     4.    Exercise of Option.

           (a)        Exercise Dates.  Except as otherwise provided in this
Section 4, this Option shall only be exercisable under the following schedule, each date being hereinafter referred to as an "Exercise Date".

           Exercise Date                           Number of Shares Exercisable
           --------------------------------------------------------------------
           May 1, 1992                                          27
           December 31, 2001                                    20

           (b) Exercise Price. The per Share exercise price of the Option (the "Exercise Price") shall be the Book Value per Share as of March 31, 1992, which the Board of Directors of the Company has determined to be One Thousand Four Dollars ($1,004.00) per Share, and which the Board of Directors has determined to be the fair market value per share of Common Stock on the date of grant.

           (c)        Full-time Employment Necessary.  Except as provided in
Section 4(d), Doan must be a full-time employee of the Company (within the terms of the Employment Agreement) from the effective date of this Agreement through each of the Exercise Dates specified in subsection (a) above, in order to exercise the Option with respect to the applicable Shares on each respective Exercise Date.

           (d) Duration of Options. Each portion of the Option herein granted is exercisable on its respective Exercise Date as set forth in Section 4(a) (and subject to acceleration of the Exercise Date as provided in Section 4(e) hereof), and shall be exercisable until April 30, 2002, except as provided in Section 5(a) and except that in the event of Doan's termination of employment (regardless of the reason for termination), death, or disability, that portion of the Option which was otherwise exercisable as of the date of termination, death, or permanent disability or which otherwise becomes exercisable within ninety (90) days of such date, may be exercised for a period of ninety (90) days following the date of termination, death or disability, or until May 31, 2002, whichever date first occurs.

           (e) Acceleration of Portion of Option. In the event that the Company achieves 100% of the financial target during 1992, as set forth on Exhibit A to the Employment Agreement, then one-half (ten shares) of the Shares subject to the portion of the Option which becomes exercisable December 31, 2001 shall become immediately exercisable March 15, 1993; subject, however, to all of the terms and conditions set forth herein with respect to the Option.
In the event that the Company achieves 100% of the financial target during 1993, as set forth on Exhibit A to the Employment Agreement, then one-half (ten shares) of the shares subject to the portion of the Option which becomes exercisable December 31, 2001 shall become immediately exercisable March 15, 1994; subject, however, to all of the terms and conditions set forth herein with respect to the Option.

           (f) Adjustment. This Option and each separately exercisable portion thereof shall be subject to adjustment as provided in Section 5(a).

           (g) Vesting of Shareholder Rights. Neither Doan nor his Successor shall have any of the rights of a shareholder of the Company untilDoan or hisSuccessor exercises theOption or portionthereof as providedherein and paysthe fullconsideration for allShares purchased.

           (h) Nontransferability of Option. The Option shall not be transferable or assignable by Doan, otherwise than by will or by laws of descent and distribution and the Option and each portion thereof shall be exercisable, during Doan's lifetime, only by him. The Option shall not be pledged or hypothecated in any way and the Option shall not be subject to execution, attachment, or similar process.

     5.    Adjustments

           (a) In the event that following a recapitalization, reclassification, stock split-up, combination of shares, or dividend or other distribution payable in capital stock, the outstanding Shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares of other securities of the Company or of another corporation, appropriate adjustment shall be made by the Board of Directors of the Company in the number and kind of shares as to which this Option, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the holder of the Option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the Exercise Price per share.

           (b) In the event of the dissolution or liquidation of the Company or a Corporate Transaction, the Option granted under this Agreement shall terminate as of the effective date of such dissolution, liquidation or Corporate Transaction as determined by the Board of Directors of the Company (the "Option Termination Date"), provided that not less than 30 days' written notice of the Option Termination Date so fixed shall be given to Doan, and Doan shall have the right prior to the Option Termination Date to exercise the Option granted hereunder to the extent such Option is then, or will become prior to the Option Termination Date exercisable, but less any Shares previously purchased pursuant to the Option, subject to adjustments.

           (c) If the Company is a party to any merger or other business combination, which does not constitute a Corporate Transaction, then this Option, if outstanding immediately after such merger or other business combination, shall be appropriately adjusted, by the Board of Directors of the surviving entity, to apply and pertain to the number and class of securities that would be issuable to Doan in the consummation of such merger or business combination if the Option were exercised immediately prior to such merger or business combination, and appropriate adjustments shall also be made to the Option Exercise Price, provided the aggregate Exercise Price payable hereunder shall remain the same.

           (d) This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     6.    Method of Exercising Option.

           (a) In order to exercise the Option or any part thereof Doan (or, in the case of exercise after his death, his Successor) must take the following actions:

                 (i) Execute and deliver to the Company a Stock Purchase Agreement in the form of Exhibit A to this Agreement (the "Stock Purchase and Shareholder's Agreement," hereinafter the "Purchase Agreement," which Purchase Agreement the Company also agrees to execute and deliver to Doan.

                 (ii) Pay the aggregate Option Exercise Price for the purchased Shares in cash.

                 (iii) Furnish to the Company appropriate documentation that the person or persons exercising the Option, if other than Doan, have the right to exercise the Option.

           (b) This Option shall be deemed to have been exercised with respect to the number of Shares specified in the Purchase Agreement at such time as the executed Purchase Agreement for such Shares shall have been delivered to the Company. Payment of the Option Exercise Price for the Shares shall immediately become due and shall accompany the Purchase Agreement. As soon thereafter as practical, the Company shall mail or deliver to Doan or to the other person or persons exercising the Option a certificate or certificates representing the Shares so purchased and paid for, with the appropriate legends affixed thereto.

           (c) In no event may the Option be exercised for any fractional Shares.

     7.    Compliance with Laws and Regulations.

           (a) The exercise of the Option and the issuance of Shares upon such exercise shall be subject to compliance by the Company and Doan with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

           (b) In connection with the exercise of the Option Doan shall execute and deliver to the Company such representations in writing as may be reasonably requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

     8. Waivers, Amendments. etc. No amendment to or waiver of any provision of this Agreement shall be binding unless in writing and executed by the Company (with the approval of the Board of Directors of the Company) and Doan. No failure or delay on the part of any party in exercising any power or right under this Agreement or any instrument executed pursuant hereto shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise of any such power or right.

     9. Notices. All communications and notices provided under this Agreement or any instrument executed pursuant hereto shall be in writing and sent by first class certified mail, and if to the Company, addressed and delivered to it at:

     Transition Engineering, Inc.
     7448 West 78th Street

     Minneapolis, MN 55439

With a copy to:

     North Star Universal, Inc.
     610 Park National Bank Building
     5353 Wayzata Boulevard
     St. Louis Park, Minnesota 55416
     Attention:  President

and if addressed or delivered to Doan at:

     Gary M. Doan
     7244 York Avenue, No. 223
     Edina, MN 55435

or to any party at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed properly addressed, shall be deemed given on the third business day after mailing postage prepaid.

     10. Severability. Any provision of this Agreement or any instrument executed pursuant hereto which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability of such provision in any other jurisdiction.

     11. Cross References. References in this Agreement or in any instrument executed pursuant hereto to any section or article are, unless otherwise specified, to such section or article of this Agreement or such instrument, as the case may be.

     12. Headings. The various headings of this Agreement and of any Instrument executed pursuant hereto are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement of such Instrument or any provisions hereof or thereof.

     13. Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     14. Governing Law. This Agreement, and each other instrument executed pursuant hereto shall each be governed by and construed in accordance with, the laws of the State of Minnesota, and Doan submits to the personal jurisdiction of the federal and state courts located in such state in connection with all actions, matters and disputes in any way related hereto.

     15. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and assigns except that Doan may not assign or transfer his rights hereunder without the prior written consent of the Company.

     16. Prior Agreements. This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written, with respect to any right of Doan to acquire an interest in the Company, specifically including that certain Transition Engineering, Inc. Employment Agreement, dated January 29, 1988, that may or may not have been executed by Doan and the Company, but which Doan and the Company agree is hereby terminated, void and of no further force or effect. Except for that certain Employment Agreement, of even date herewith, between the Company and Doan, the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement that are not set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above first written.


                      TRANSITION ENGINEERING, INC.



                                           By:  /s/
                                                --------------------------------

                                                /s/ Gary M. Doan
                                                --------------------------------
                                                Gary M. Doan

                                   EXHIBIT A

                   STOCK PURCHASE AND SHAREHOLDERS' AGREEMENT

     This Agreement (this "Agreement') is made as of the _______ day of ____________, 199__, by and between Transition Engineering, Inc., a Minnesota corporation (the "Company"), and Gary M. Doan ("Doan").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Stock Option Agreement, dated as of May 1, 1992, the Company granted to Doan an option to purchase up to Forty-seven
(47) Shares of the Company's common stock, no par value (the "Common Stock"), subject to certain adjustments as provided therein;

     WHEREAS, with the execution of this Agreement Doan has purchased ___________ Shares of Common Stock pursuant to said Option; and

     WHEREAS, the Company, Americable, Inc., a Minnesota corporation ("Americable"), the Company's shareholder, and North Star Universal, Inc., also a Minnesota corporation ("North Star"), the ultimate parent company of Americable, and the Company, wish to prevent other persons who may be either unwilling or unable to contribute to the success of the Company from owning its Shares, by restricting the ownership thereof in the manner herein provided.

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other valuable consideration, the parties agree as follows:

     1. Definitions: As used throughout this Agreement, the terms defined below shall have the following respective meanings (such definitions to be equally applicable to the singular and plural forms thereof):

           (a) "Americable" shall mean Americable, Inc., a Minnesota corporation, which is a wholly owned subsidiary of North Star and presently the sole shareholder of the Company.

           (b) "Employment Agreement" shall mean the Employment Agreement between Doan and the Company, dated as of June 1, 1992.

           (c) "Instrument" shall mean any document or writing (whether a formal agreement, letter or otherwise) under which any obligation is evidenced, assumed or undertaken.

           (d) The term "Involuntary Transfer" means any transfer or disposition of shares under judicial order, legal process, execution, attachment, or enforcement of a pledge, trust, or other security interest.

           (e) The term "Involuntary Transferee" means any one who acquires an interest in or title to any Shares by virtue of any Involuntary Transfer.

           (f) The term "Successor" means the legal representative of the estate of Doan or the person or persons who acquire the right to exercise an option by bequest or inheritance or by reason of the death of Doan.

           (g) The term "Shares" means shares of Common Stock of the Company, no par value per share and includes the shares presently outstanding and all common shares which may hereafter be issued by it.

           (h) The term "Shareholders" means Americable and Doan, or any successors.

           (i) "Stock Option Agreement" shall refer to the Stock Option Agreement, dated June 1, 1992, between Doan and the Company.

           (j) The terms "Transfer," "Dispose," or any similar term shall mean any sale, exchange, gift, bequest, pledge, security interest, or other alienation or disposition of any shares of the Company or any interest therein, including any distribution by an executor, administrator, or trustee.

           (k) The term "Book Value" shall refer to the assets of the Company, less its liabilities (but excluding long term liabilities owed to Americable, North Star or other Affiliates of the Company), all as determined by generally accepted accounting principals.

           (l) The term "Book Value Per Share" shall mean the Book Value of the Company divided by its then outstanding number of Shares.

           (m) The terms "Disability" and "Disabled" shall have the same meaning as defined in the Employment Agreement.

           (n) The term "Initial Public Offering" shall mean the first public offering of the Company's Shares registered with the Securities and Exchange Commission or the securities division of any state, or an offering made to the public pursuant to an exemption from registration.

           (o) The term "Affiliate" shall include, with respect to any party, any Person which directly or indirectly controls, is controlled by, or is under common control with such party.

           (p) The term "Person" shall mean any natural person, corporation, firm, association, partnership, joint venture, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

           (q) The term "Corporate Transaction" shall have the same meaning as defined in Section 2(c) of the Stock Option Agreement.

     2.    Exercise of Option.

           (a) Exercise. Doan hereby purchases ____________ Shares (the "Purchased Shares") at an exercise price of $______________ per Share, (the "Exercise Price") pursuant to the Stock Option Agreement.

           (b) Payment. Concurrently with the delivery of this Agreement to the Company, Doan shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Stock Option Agreement and shall deliver whatever additional documents may be required by the Stock Option Agreement as a condition for exercise.

     3.    Investment Representations.

           (a) Investment Intent. Doan hereby warrants and represents that he is acquiring the Purchased Shares for his own account and not with a view to their resale or distribution and that he is prepared to hold the Purchased Shares for an indefinite period and has no present intention to sell, distribute or grant any participating interests in the Purchased Shares. Doan hereby acknowledges the fact that the Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and that the Company is issuing the Purchased Shares to him in reliance on the representations made by him herein.

           (b) Restricted Securities. Doan hereby confirms that he has been informed that the Purchased Shares may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Doan hereby acknowledges that he is prepared to hold the Purchased Shares for an indefinite period and that he is aware that Rule 144, as promulgated under the 1933 Act, is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act. Should Rule 144 subsequently become available, Doan is aware that any sale of the Purchased Shares effected pursuant to Rule 144 may, depending upon the status of Doan as an "affiliate" or "non-affiliate" under the rule, be made only in limited amounts in accordance with the provisions of the rule, and that in no event may any Purchased Shares be sold pursuant to Rule 144 until Doan has held the Purchased Shares for the requisite holding period following payment of the Option Price for the Purchased Shares.

     4.    Restrictions on Sale or Transfer.

           (a) General Prohibition on Transfer. Until such time as the Company has successfully completed an Initial Public Offering, neither Doan, his Successor, or his Involuntary Transferee shall dispose of, encumber, or transfer any of the Company's Shares now owned or in the future acquired, without the Company's prior written consent and the Shares must be transferred as set forth in subparagraph (b) below. Any purported transfer or disposition of Shares in violation of the terms of this Agreement shall be void, and the Company shall not recognize or give any effect to such transaction.

           (b)   Granting of Certain Purchase and Sale Rights Regarding the
     Shares.

                 (i)  Type A Events - Procedures.

                 (A) Type A Events. Upon the occurrence of any of the following ("Type A Events"):

                            (1)  death of Doan;

                            (2)  disability of Doan;

                            (3) any termination of Doan's employment with the Company after December 31, 1994, except for termination by the Company pursuant to Section 9.01(b)(ii), (iii) or
                      (iv) of the Employment Agreement;

                            (4) any termination of Doan's employment with the Company on or before December 31, 1994, if such termination is made by the Company pursuant to Section 9.01(c) of the Employment Agreement; and

                            (5) delivery to Doan of written notice from the Company of an impending Corporate Transaction, which shall be provided not later than thirty (30) days prior to the good faith estimated effective date thereof; provided, however, that the Put sale right granted to Doan and his Successor and the Call purchase right granted to the Company shall be exercised not later than 5 days prior to the effective date of the Corporate Transaction as set forth in the written notice to Doan and shall be closed and payment in full received by the appropriate party on or before the effective date of the Corporate Transaction referred to in such notice, then (y) Doan or his Successor will have the right to sell (hereinafter referred to as "Put") to the Company, all of the Shares then held or purchasable by Doan or his Successor in which case the Company will be obligated to purchase such Shares, and (z) the Company shall have the right to purchase (hereinafter referred to as "Call") from Doan or his Successor all of the Shares then held or purchasable by Doan or his Successor, in which case Doan or his Successor will be obligated to sell such Shares.

                      (B) Price. The per Share price of the Put and Call rights of the parties upon the occurrence of a Type A Event (the "Type A Event Price") shall be the Book Value Per Share as of the last day of the month prior to the occurrence of the Type A Event.

                      (C) Exercise of Put. Doan, or his Successor shall have ninety days following the occurrence of a Type A Event, except as otherwise provided in Section 3(b)(i)(A)(5), to exercise the Put by forwarding written notice to the Company.

                      (D) Exercise of Call. The Company shall have ninety days following the occurrence of a Type A Event, except as otherwise provided in Section 3(b)(i)(A)(5) (the "Call Period") to exercise the Call by forwarding written notice to Doan or his Successor. Pursuant to the Call purchase right of the Company, the Company shall have the right at any time during the Call Period to purchase the Shares held by Doan or his Successor, and the portion of the Option then exercisable but which is unexercised. The purchase price for the Option shall be the product of (i) the number of Shares that may be purchased pursuant to that portion of the Option that is then exercisable (less any Shares previously purchased pursuant to the exercise of the Option) times (ii) the difference of (A) the per Share Purchase Price of the Call purchase right minus (B) the per Share Exercise Price (or weighted average thereof) of the portion of the Option then exercisable but unexercised.

                      (E) Payment and Closing. Subject to the requirements of Section 3(b)(i)(A)(5), the parties shall close the purchase within 60 days of the exercise of the Put or Call, and the Company shall pay the full purchase price at the closing.

                      (F) Lapse. The Put sale right and Call purchase right shall terminate whether or not it has then become exercisable, on the date of closing of the Initial Public Offering.

                 (ii)  Type B Events - Procedures.

                      (A) Type B Events. Upon the occurrence of any of the following ("Type B Events"):

                            (1) any termination of Doan's employment with the Company on or before December 31, 1994, except for any termination which constitutes a Type A Event;

                            (2) any termination of Doan's employment with the Company, after December 31, 1994, if such termination is made by the Company pursuant to Section 9.01(b)(ii),
                      (iii) or (iv) of the Employment Agreement,

                 then (i) Doan or his Successor will have the right to sell (hereinafter referred to as "Put") to the Company, all of the Shares then held or purchasable by Doan or his Successor in which case the Company will be obligated to purchase such Shares, and (ii) the Company shall have the right to purchase (hereinafter referred to as the "Call") from Doan or his Successor all of the Shares then held or purchasable by Doan or his Successor, in which case Doan or his Successor will be obligated to sell such Shares.

                      (B) Price. The price per Share of the Put and Call rights of the parties upon the occurrence of a Type B Event shall be the applicable

                 Exercise Price, as defined in the Stock Option Agreement, paid by Doan with respect to the Shares.

                       (C) Exercise of Put. Doan, or his Successor shall have ninety days following the occurrence of a Type B Event to exercise the Put sale right by forwarding written notice to the Company.

                      (D) Exercise of Call. The Company shall have ninety days following the occurrence of a Type B Event to exercise the Call purchase right by forwarding written notice to Doan or his Successor. Pursuant to the Call purchase right of the Company, the Company shall have the right at any time during the Call Period to purchase the Shares held by Doan or his Successor and the portion of the Option then exercisable but which is unexercised. The purchase price for the portion of the Option then exercisable but unexercised shall be $1.00.

                      (E) Payment and Closing. The Company and Doan shall close the purchase within 60 days of the exercise of the Put or Call, and the Company shall pay the full purchase price at closing.

                      (F) Lapse. The Put and Call shall, terminate whether or not it has then become exercisable, on the date of closing of the Initial Public Offering.

                 (iii) Involuntary Transfer. In the case of an Involuntary Transfer from Doan at any time prior to the completion of an Initial Public Offering, the Involuntary Transferee, shall, within thirty days of the Involuntary Transfer, offer to sell all of the Shares acquired to the Company. The offer shall be at the applicable Exercise Price per Share. The Company shall close the purchase within 60 days of the offer, and shall pay the full purchase price at the closing.

     5. Delivery of Shares and Documents. At the closing of any sale, hereunder, the seller shall deliver to the Company, in exchange for the Company's payment, the certificates for the transferred Shares endorsed for transfer. In addition, the seller shall deliver to the Company all documents reasonably required by the Company's counsel including, without limitation, assignments, certificates of authority, tax releases, consents to transfer instruments, and evidence of the seller's title and of his compliance with this Agreement.

     6. Specific Performance. The Shareholder(s) then holding Shares may institute and maintain a proceeding to compel specific performance against an Involuntary Transferee or any other person who fails, after 30 days' notice, to comply with the terms of this Agreement. For purposes of this provision, such default shall occur in any of the following cases: the person fails to give a notice, make an offer, sell Shares, or close a sale; an Involuntary Transferee fails to disclose that Shares were acquired; the person fails to disclose to the Shareholder(s) then holding Shares the name of anyone to whom and terms on which he has transferred or disposed of the Shares.

     7. Endorsement on Certificates of Terms of this Agreement. Each certificate for Shares now held or hereafter issued shall be endorsed as follows:

           "Any transfer or disposition of the Shares evidenced by this certificate is subject to the restrictions and option stated in, and such Shares are transferable only upon compliance with, the provisions of an agreement dated as of April 1, 1992, between the Company and all of its shareholders. A copy of such agreement is on file at the office of the Company and the provisions thereof are incorporated herein by reference."

           "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold or offered for sale in the absence of
           (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."


     8. Terms of Agreement. This Agreement shall remain in force until terminated in writing by all of the Shareholders then holding shares.

     9. Waivers, Amendments, etc. No amendment to or waiver of any provision of this Agreement shall be binding unless in writing and executed by the Company and Doan. No failure or delay on the part of any party in exercising any power or right under this Agreement or any Instrument executed pursuant hereto shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise of any such power or right.

     10. Notices. All communications and notices provided under this Agreement or any Instrument executed pursuant hereto shall be in writing and sent by first class certified mail and if to the Company addressed or delivered to it at:

     Transition Engineering, Inc.
     7448 West 78th Street
     Minneapolis, MN 55439

With copy to:

     North Star Universal, Inc.
     610 Park National Bank Building
     5353 Wayzata Boulevard
     Minneapolis, MN 55416
     Attention:  President

and if addressed or delivered to Doan at:

     Gary M. Doan
     7244 York Avenue, No. 223
     Edina, MN 55435

or to any party at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed properly addressed, shall be deemed given on the third business day after mailing postage prepaid.

     11. Severability. Any provision of this Agreement or any Instrument executed pursuant hereto which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability of such provision in any other jurisdiction.

     12. Cross-References. References in this Agreement or in any Instrument executed pursuant hereto to any section or article are, unless otherwise specified, to such section or article of this Agreement or such Instrument, as the case may be.

     13. Headings. The various headings of this Agreement and of any Instrument executed pursuant hereto are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement of such Instrument or any provisions hereof or thereof.

     14. Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     15. Governing Law. This Agreement, and each other instrument executed pursuant hereto shall each be governed by and construed in accordance with, the laws of the State of Minnesota and Doan submits to the personal jurisdiction of the federal and state courts located in such state in connection with all actions, matters and disputes in any way related hereto.

     16. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs and assigns. Doan hereby expressly acknowledges that the Company may assign any of its rights or obligations hereunder to Americable or North Star.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date above first written.

                                        TRANSITION ENGINEERING, INC.



                                        By: __________________________________
                                            Its: _____________________________

                                        ______________________________________
                                        Gary M. Doan